UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 28, 2017, Commercial Metals Company (the “Company”) provided notice to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) to the Indenture, dated as of July 31, 1995, between the Company and the Trustee, as successor to JPMorgan Chase Bank, as supplemented by the Supplemental Indenture, dated as of August 4, 2008, between the Company and the Trustee, of the Company’s election to redeem, on August 31, 2017 (the “Redemption Date”), all of the Company’s 7.35% Senior Notes due 2018 (the “2018 Notes”) that remain outstanding following the consummation of the Company’s previously announced cash tender offer (the “Tender Offer”) for up to $300.0 million aggregate purchase price of 2018 Notes, which expired on July 24, 2017, at a redemption price of 100% of the face amount of the 2018 Notes, plus a make-whole premium and accrued and unpaid interest to the Redemption Date. Following the expiration of the Tender Offer, approximately $235.0 million in aggregate principal amount of 2018 Notes remain outstanding. A copy of the Notice of Redemption, dated July 28, 2017, delivered by the Trustee at the Company’s request to the remaining holders of 2018 Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On July 28, 2017, the Company issued a press release announcing the redemption of the 2018 Notes. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption to the Holders of 7.35% Senior Notes Due 2018 dated July 28, 2017.

99.2	Press Release issued by Commercial Metals Company on July 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: July 28, 2017	By:	/s/ Paul Kirkpatrick
	Name:	Paul Kirkpatrick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Redemption to the Holders of 7.35% Senior Notes Due 2018 dated July 28, 2017.

99.2	Press Release issued by Commercial Metals Company on July 28, 2017.